NASDAQ: NTLS Lender Presentation January 2014 Exhibit 99.2

NASDAQ: NTLS Company Overview

Company Overview

Leading “pure-play” wireless carrier in mid-Atlantic region
Headquartered in Waynesboro, VA
Exclusive CDMA Network provider for Sprint in WV and Western VA
NTELOS-branded retail postpay and prepay subscribers; robust wholesale business
NASDAQ: NTLS
NASDAQ: NTLS – Market Capitalization approximately $455 million¹
7.9 million licensed POPs; 6.0 million covered POPs; 464,600 subscribers
¹ As of market close 1/10/14

Investment Considerations
Leading “pure-play” regional wireless company

Strategic asset set
Strong free cash flow
Broad geographic and network technology footprint
Experienced management team
NASDAQ: NTLS
Competitive and diversified business model

Key Operating Strategies

Elevate brand & best value in wireless position to improve quality of subscriber base and grow market share
Enhance customer experience at all touch points by focusing on core differentiators of Savings, Simplicity and Service to improve customer satisfaction and reduce subscriber churn
Leverage disciplined network investments to expand revenues and margins
Drive Smartphone and data services penetration to increase ARPU
NASDAQ: NTLS
Manage cost structure to improve profitability

Regional Wireless Service Provider NASDAQ: NTLS 6 Ntelos Covered Network Sprint Wholesale Markets STRATEGIC NETWORK ASSETS

Attractive Spectrum Portfolio

NASDAQ: NTLS
Average Spectrum Depth in Key Markets
(1)
Band Commentary
PCS
Average depth of 23 MHz
Scarce strategic asset
AWS
Significant spectrum
holdings in contiguous
markets in western Virginia
Currently undeployed
MHZ
3,673
2,710
1,767
1,016
Licensed POPs
(000’s)
302
200
209
216
205
278
66
Source: Map Info: Custom Data, Total Population – Current Year and Five Year USA by Block Group: United States, SO215245
(1) Excludes limited BRS (2.5 GHz) spectrum

Operating Revenues 8 NASDAQ: NTLS +14% millions $131

Retail Revenue Gains Continue

NASDAQ: NTLS
millions
Subscriber revenue growth continues:
7 straight quarters of sequential growth
7 straight quarters of positive net adds
3Q13 retail revenue increased 2% sequentially and 13% from 3Q12 to $80.3 million
Highest level in company history
+13%

NTELOS Branding Resonating With Consumers

NASDAQ: NTLS
Source: Independent third-party research studies.
Positive net ports
vs. all other carriers
3Q11 3Q12
3Q13
Unaided
Awareness
Unaided
Recall
Purchase
Consideration
18%
28% 29%
12%
21%
13%
24%
32%
31%
(4,000)
(2,000)
0
2,000
4,000
6,000
8,000
Net Ports

Churn Remains Stable 11 NASDAQ: NTLS

Subscribers – Net Additions Trend 12 NASDAQ: NTLS Seventh consecutive quarter of positive net adds

Smartphone Penetration 13 NASDAQ: NTLS As of September 30, 2013: Smartphone Penetration ARPU 69% of postpaid subscribers have a smartphone 57% of prepaid subscribers have a smartphone

Closing the Device Gap on Competition

NASDAQ: NTLS
Best
Q4 2009 Q4 2010 Q4 2013
Better
Good
LG Optimus
Plus
Motorola
Defy XT
Alcatel One
Touch Ultra
ZTE
Director
Samsung Galaxy S II
Samsung
Galaxy III
LG Optimus
Select
iPhone 4S
iPhone 5c
BlackBerry
Curve 8330
BlackBerry
Pearl Flip
8230
HTC Hero
Android
BlackBerry
Pearl
8130
HTC 6800
HTC Touch
Diamond
BlackBerry
Curve 8330
BlackBerry
Pearl Flip
8230
HTC Snap
HTC Hero
Android
BlackBerry
Tour 9630
iPhone 5s

Network Evolution
NASDAQ: NTLS

• 6.0mm covered POPs; 7.96mm licensed
POPs
• 100% of covered POPs are served with 3G
EV-DO Rev. A
• Primarily Alcatel Lucent equipment
• 1,432 cell sites deployed
• Market level spectrum holdings ranging from
10 MHz to 50 MHz
• PCS average depth of 23 MHz
• AWS average depth of 20 MHz
• Additional spectrum includes
• Small amount of BRS (2.5 GHz)
• Opportunities for additional spectrum
and spectrum sharing being evaluated
• Upgrade history
• 1xRTT launched in 2002
• EV-DO Rev A launched in 2008
• LTE launched Dec 2013
• LTE Drivers
• Serve the needs of our retail
subscribers
• Maintain competitive position in
marketplace
• Optimize long-term network
operating cost with new technology
• Serve the needs of our largest
wholesale customer, Sprint
• Deployment Plan
• First LTE markets launched Dec ‘13
• Complete initial build-out by year-end
2014; 70% of covered POPs
• Devices supporting Band Classes 2,
4 and 25
• Estimated network CapEx of
approximately $65mm to $70mm
Current network 4G LTE upgrade plans

Sprint Strategic Network Alliance Evolution

NASDAQ: NTLS
1999
8/1999: Agreement
with Horizon PCS
(Sprint affiliate)
9/2013: Settles
disputes with Sprint
and amends
agreement
2007
2004
2006
2012
2013
2008
10/2006: Sprint
launches EV-DO
Rev A in San Diego
10/2010: Sprint
announces
Network Vision
8/2004: Horizon
bankruptcy; Sprint
agreement signed
8/2007: Amends
agreement with Sprint
3/2008: Launch
of EV-DO
11/2008: Completes
EV-DO build
9/2012: Sprint has 19
metropolitan areas
with 4G LTE
2010

Sprint Strategic Network Alliance Service

NASDAQ: NTLS
Exclusively provides 3G services to large number of Sprint home and travel subscribers
• Agreement through July 2015, subject to renewal options
• Sprint prohibited from beginning 3G overbuild until February 1, 2014
• Covers portions of WV and Western Virginia territories
Encompasses approximately
• 2.0mm covered POPs in WV and Western Virginia
• 846 cell sites
• 36,800 square miles
Provides ~$40mm in quarterly revenues

Financial Summary

Historical Financial Performance 19 NASDAQ: NTLS Revenue Adjusted EBITDA millions millions (1) Preliminary estimate as of January 13, 2014 (1)

Capital Investment

NASDAQ: NTLS
Status:
1,434 cell sites as of Sept. 30, 2013
millions
Catalysts:
2011-2012 Cell site expansion
2013 Initial LTE deployment
(1)
Preliminary estimate as of January 13, 2014

Managing Free Cash Flow with Disciplined Capital Investment

NASDAQ: NTLS
CapEx
millions
millions
CapEx
Free Cash Flow
(Adjusted EBITDA Less CapEx)
(1)
Preliminary estimate as of January 13, 2014
Note: Excludes wireline and related capex incurred prior to business separation
Revenue
Revenue
millions
(1)
(1)

Capitalization Overview
($ in millions)
September 30, 2013
Cash, unrestricted $110.9
Total Debt $491.5
Net Debt $380.6
LTM Adjusted EBITDA $157.2
Secured Term Loan $490.4
Net Debt Leverage 2.4x
NASDAQ: NTLS

(1)
(1)
(1) Net of unamortized debt discount

2013 Preliminary Subscriber Activity
NASDAQ: NTLS

2012A
2013
Preliminary
Ending subscribers 439,600 464,600
Gross adds
Full year 171,300 183,900
4th Quarter 46,200 50,800
Churn-blended
Full year 2.9% 2.9%
4th Quarter 2.8% 3.1%
Net adds
Full year 25,100 25,000
4th Quarter 9,300 7,500

2013 Preliminary Financial Results and 2014 Guidance
NASDAQ: NTLS

2012A
2013
Preliminary
2014
Guidance
Adjusted EBITDA $135mm $151mm $140 to $150mm
CapEx $72mm $81mm $85 to $95mm
(1) Includes $9.6 million one-time benefit in connection with the Sprint Strategic Network Alliance dispute settlement
(1)

Senior Executives—Wireless Veterans
JIM HYDE
CEO, President and Director
STEB CHANDOR
EVP, CFO and Treasurer
CONRAD HUNTER
EVP, COO
Former CEO, T-Mobile UK
Former T-Mobile USA /
Western Wireless /
VoiceStream Sr. Exec
18 years industry experience
Former CFO, iPCS Wireless
Former CFO, Metro One
Telecommunications
17 years industry experience
Former COO, iPCS Wireless
Former VP of Midwest
Operations, U.S. Cellular
Corporation
33 years industry experience

NASDAQ: NTLS
ROBERT McAVOY
EVP, CTO
Former Market General
Manager, PrimeCo
Began career at Bell Atlantic
25 years industry experience

Summary
Leading “pure-play” regional wireless company

Strategic asset set
Strong free cash flow
Broad geographic and network technology footprint
Experienced management team
NASDAQ: NTLS
Competitive and diversified business model

Appendix

NASDAQ: NTLS
NTELOS Holdings Corp.
Reconciliation of Net Income Attributable to NTELOS Holdings Corp. to Adjusted EBITDA
Year Ended:
(In thousands)
2012 2011 2010
Net Income Attributable to NTELOS Holdings Corp. 18,387 $                                 (23,715) $                                44,808 $
Net income attributable to noncontrolling interests 1,941 (1,769) (1,417)
Net Income 20,328 (21,946) 46,225
Discontinued operations, net - (45,386) 16,882
Income from continuing operations 20,328 23,440 29,343
Interest expense 22,944 23,380 24,728
Loss (gain) on derivatives - 264 147
Income taxes 12,676 16,363 20,251
Corporate financing fees - 1,567
Other expense (income), net 7,194 1,240 413
Operating income 63,142 66,254 74,882
Depreciation and amortization     63,258 63,083 58,016
Accretion of asset retirement obligations 637 658 770
Equity-based compensation 6,029 6,072 5,270
Acquisition related charges - - 2,815
Business separation charges
¹
1,660 6,997 352
Adjusted EBITDA
134,726 $                               143,064 $                               142,105 $
1
Charges for legal and consulting services costs in connection with the separation of the wireless and wireline operations.

NASDAQ: NTLS
NTELOS Holdings Corp.
Reconciliation of Net Income Attributable to NTELOS Holdings Corp. to Adjusted EBITDA
(In thousands) 3Q13 2Q13 1Q13 4Q12 3Q12
Net Income Attributable to NTELOS Holdings Corp. 10,583 $                  9,386 $                    5,493 $                    321 $                       4,608 $
Net income attributable to noncontrolling interests 588 541 529 443 488
Net Income 11,171 9,927 6,022 764 5,096
Interest expense 7,480 7,398 7,361 6,651 5,432
Income taxes 8,340 6,380 3,744 (454) 3,141
Other expense (income), net 431 (151) 369 7,038 50
Operating income 27,422 23,554 17,496 13,999 13,719
Depreciation and amortization     16,559 20,443 18,456 17,440 15,810
Gain on sale of intangible assets - (4,442) - - -
Accretion of asset retirement obligations 135 173 143 174 163
Equity-based compensation 1,442 1,460 1,321 1,346 1,478
Business separation charges
¹
- - - 56 684
Adjusted EBITDA
45,558 $                  41,188 $                   37,416 $                   33,015 $                  31,854 $
1
Charges for legal and consulting services costs in connection with the separation of the wireless and wireline operations.

NASDAQ: NTLS
NTELOS Holdings Corp.
ARPU Reconciliation
Average Monthly Revenue per User (ARPU) ¹
3Q13 2Q13 1Q13 4Q12 3Q12 FY 2012 FY 2011
(In thousands, except for subscribers and ARPU)
Operating Revenues 130,912 $ 119,859 $ 119,345 $ 117,398 $ 114,466 $ 453,989 $ 422,629 $
Less: Equipment revenue from sales to new customers (3,595) (3,104) (3,521) (3,808) (3,333) (15,041) (9,091)
Less: Equipment revenue from sales to existing customers (2,946) (2,395) (3,117) (3,315) (3,416) (15,037) (17,793)
Less: Wholesale, other and adjustments (50,142) (41,179) (40,918) (41,488) (42,380) (165,765) (143,477)
Gross subscriber revenue 74,229 73,181 71,789 68,787 65,337 258,146 252,268
Less:  prepay subscriber revenue (16,248) (15,879) (15,205) (14,823) (14,103) (56,330) (48,758)
Less:  adjustments to prepay subscriber revenue (230) (303) (479) (237) (434) (1,706) (1,175)
Gross postpay subscriber revenue  57,751 $  56,999 $  56,105 $  53,727 $  50,800 $  200,110 $ 202,335 $
Prepay subscriber revenue 16,248 15,879 15,205 14,823 14,103 56,330 48,758
Plus:  adjustments to prepay subscriber revenue 230 303 479 237 434 1,706 1,175
Gross prepay subscriber revenue 16,478 $  16,182 $  15,684 $  15,060 $  14,537 $  58,036 $  49,933 $
Average number of subscribers 455,724 453,262 444,244 434,457 427,610 425,377 422,256
Total ARPU  54.29 $    53.82 $    53.87 $    52.78 $    50.93 $    50.57 $    49.79 $
Average number of postpay subscribers 297,900 299,304 298,414 292,668 287,165 288,428 298,992
Postpay ARPU  64.62 $    63.48 $    62.67 $    61.19 $    58.97 $    57.82 $    56.39 $
Average number of prepay subscribers 157,824 153,958 145,831 141,789 140,446 136,949 123,264
Prepay ARPU 34.80 $    35.04 $    35.85 $    35.41 $    34.50 $    35.31 $    33.76 $
1
Gross subscriber revenue  74,229 73,181 71,789 68,787 65,337 258,146 252,268
Less: voice and other feature revenue (43,672) (43,078) (42,658) (41,379) (39,366) (156,032) (171,882)
Data revenue 30,557 $  30,103 $  29,131 $  27,408 $  25,971 $  102,114 $ 80,386 $
Average number of subscribers 455,724 453,262 444,244 434,457 427,610 425,377 422,256
Total Data ARPU  22.35 $    22.14 $    21.86 $    21.03 $    20.25 $    20.00 $    15.86 $
Gross postpay subscriber revenue 57,751 56,999 56,105 53,727 50,800 200,110 202,335
Less: postpay voice and other feature revenue (36,652) (36,170) (35,952) (34,651) (33,028) (130,601) (144,114)
Postpay data revenue 21,099 $  20,829 $  20,153 $  19,076 $  17,772 $  69,509 $  58,221 $
Gross prepay subscriber revenue 16,478 16,182 15,684 15,060 14,537 58,036 49,933
Less: prepay voice and other feature revenue (7,020) (6,908) (6,706) (6,728) (6,338) (25,431) (27,768)
Prepay data revenue 9,458 $    9,274 $    8,978 $    8,332 $    8,199 $    32,605 $  22,165 $
Average number of postpay subscribers 297,900 299,304 298,414 292,668 287,165 288,428 298,992
Postpay data ARPU  23.61 $    23.20 $    22.51 $    21.73 $    20.63 $    20.08 $    16.23 $
Average number of prepay subscribers 157,824 153,958 145,831 141,789 140,445 136,949 123,264
Prepay data ARPU  19.98 $    20.08 $    20.52 $    19.59 $    19.46 $    19.84 $    14.99 $
Average monthly revenue per user (ARPU) is computed by dividing service revenues per period by the average number of subscribers during that period. ARPU as defined may not be similar to ARPU measures of other companies, is not a measurement under GAAP and should be considered in addition to, but not as a substitute for, the information contained in the Company’s consolidated statements of operations. The Company closely monitors the effects of new rate plans and service offerings on ARPU in order to determine their effectiveness. ARPU provides management useful information concerning the appeal of NTELOS rate plans and service offerings and the
Company’s performance in attracting and retaining high-value customers.